EXHIBIT 99.1

FOR IMMEDIATE RELEASE

DynaResource, Inc. and DynaResource de México SA de CV are pleased to Announce the following:

•	On August 3, 2023, Ocean Partners UK Limited purchased 1M Shares of DynaResource, Inc. at $5 / Share; Total Price Paid by Ocean Partners UK Limited of $5M USD.
•

Ocean Partners UK Limited, through its 100% owned subsidiary in Mexico, MK Metal Trading México SA de CV and DynaResource de México SA de CV, the 100% owned subsidiary of DynaResource, Inc. in M México, formalized a + 3 Year Extension of Commercial Offtake Agreement through December 2026; with possible annual continuations thereafter.

Irving, Texas (August 10, 2023) OTCQB: DYNR–DynaResource, Inc. (“DynaUSA”, and “the Company”) is pleased to announce the following update regarding the Company and DynaResource de México SA de CV (“DynaMéxico”), the wholly owned subsidiary of DynaUSA and the 100% Owner of Concessions comprising the prolific San Jose de Gracía high-grade gold project in Sinaloa, México (“SJG”). All of these developments are in fulfillment of the MOU between the Company and Ocean Partners UK Limited (“Ocean Partners”), which was previously disclosed to the Company’s shareholders.

•	The Company has entered into a Stock Purchase Agreement with Ocean Partners (the “SPA”), under which the Company issued 1M shares of Common Stock to Ocean Partners in exchange for $5M USD.
•	Under the SPA, Ocean Partners will name one director to serve on the Board of Directors of DynaUSA.
•	Ocean Partners, through its 100% owned subsidiary in Mexico – MK Metals Trading Mexico SA de CV. (“MK”), and DynaMéxico have formalized the extension of their commercial offtake agreement through December 31, 2026, and with revision of terms as per below:

•	OP / MK agreed to Increase the Advance Credit Line available to DynaMéxico to $17.5M USD.
•	OP / MK agreed to provide an Option to convert the Advance Credit Line into a Revolving Credit Line, repayable in 12 months, in maximum amount of $10M USD.

The Company and DynaMéxico plan to utilize the funds received from Ocean Partners to further expand and increase test mining and milling activities at SJG, to continue exploration drilling and related exploration activities at SJG, and for general corporate purposes.

DynaResource, Inc. News Release (080823); Ocean Partners acquires 1M Shares of DynaResource, Inc. at $5 / Share.

Ocean Partners Designee to be appointed to the Board of Directors of DynaResource, Inc.

Extension of Commercial Offtake Agreement with Ocean Partners / MK through December 31, 2026.

Increase of Advance Credit Line by Ocean Partners / MK to $17.5M USD.

Convertible into a Revolving Credit Line available to DynaMéxico of $10M USD.

In commenting on the transactions formalized with Ocean Partners and MK, DynaUSA Chairman-CEO and DynaMéxico President Mr. K.D. Diepholz noted: “We greatly appreciate the attention and support we have received from Ocean Partners since February 2021, and we have enjoyed our professional working relationship with Brent Omland, Al Paterson, and Roberto Guerra. We expect Ocean Partners to make significant and strategic contributions to the further advance and development of the prolific SJG Project. And, with this extension of commercial offtake agreement formalized, DynaUSA and DynaMéxico will continue our excellent partnership with Ocean Partners for many years.”

On behalf of Ocean Partners, Mr. Brent Omland, co-CEO of Ocean Partners commented: “We are very pleased to expand our strong relationship with Dyna and the excellent team in the US and México and to join the shareholder register. We are excited to be a part of the continuing development and expansion of the world class SJG Project and provide K.D. and his team additional support and resources.”

On behalf of the Board of Directors of DynaResource, Inc.

K.D. DIEPHOLZ

DynaResource, Inc., Chairman and CEO.

DynaResource de México, S.A. de C.V., Presidente.

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an "OTC Reporting Issuer" as that term is defined in Multilateral Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by various Canadian Provincial Securities Commissions.

Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC and not subject to Canadian securities legislation. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred mineral resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, although they may form, in certain circumstances, the basis of a “preliminary economic assessment” as that term is defined in National Instrument 43-101, Standards of Disclosure for Mineral Projects. U.S. investors are cautioned not to assume that part or all of an inferred mineral resource exists or is economically or legally mineable.

DynaResource, Inc. News Release (080823); Ocean Partners acquires 1M Shares of DynaResource, Inc. at $5 / Share.

Ocean Partners Designee to be appointed to the Board of Directors of DynaResource, Inc.

Extension of Commercial Offtake Agreement with Ocean Partners / MK through December 31, 2026.

Increase of Advance Credit Line by Ocean Partners / MK to $17.5M USD.

Convertible into a Revolving Credit Line available to DynaMéxico of $10M USD.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This News release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Certain information contained in this news release, including any information relating to future financial or operating performance may be deemed “forward-looking statements.” All statements in this news release, other than statements of historical fact, which address events or developments that DynaResource expects to occur, are “forward-looking statements.” These statements relate to future events or future performance and reflect the Company’s expectations regarding the future growth, results of operations, business prospects and opportunities of DynaResource. These forward-looking statements reflect the Company’s current internal projections, expectations or beliefs and are based on information currently available to DynaResource. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Certain assumptions have been made regarding the Company’s plans at the San Jose de Gracía property. Many of these assumptions are based on factors and events that are not within the control of DynaResource and there is no assurance they will prove to be correct. Such factors include, without limitation: capital requirements, fluctuations in the international currency markets and in the rates of exchange of the currencies of the United States and México; price volatility in the spot and forward markets for commodities; discrepancies between actual and estimated production, between actual and estimated reserves and resources and between actual and estimated metallurgical recoveries; changes in national and local governments in any country which DynaResource currently or may in the future carry on business; taxation; controls; regulations and political or economic developments in the countries in which DynaResource does or may carry on business; the speculative nature of mineral exploration and development, including the risks of obtaining necessary licenses and permits, diminishing quantities or grades of reserves; competition; loss of key employees; additional funding requirements; actual results of current exploration or reclamation activities; changes in project parameters as plans continue to be refined; accidents; labor disputes; defective title to mineral claims or property or contests over claims to mineral properties. In addition, there are risks and hazards associated with the business of mineral exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, cave-ins, flooding and gold bullion losses (and the risk of inadequate insurance or inability to obtain insurance, to cover these risks) as well as those risks referenced in the Annual Report for DynaResource available at www.sec.gov. Forward-looking statements are not a guarantee of future performance, and actual results and future events could differ materially from those discussed in the forward-looking statements. All forward-looking statements contained in this news release are qualified by these cautionary statements. Although DynaResource believes that the forward-looking statements contained in this news release are based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking statements. DynaResource expressly disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, events or otherwise.

For further information on DynaUSA and DynaMéxico, visit www.dynaresource.com.

Brad J. Saulter, DynaUSA V.P. – Investor Relations; US Telephone: 972-868-9066
K.D. Diepholz, DynaUSA - Chairman / CEO DynaResource de México, S.A. de C.V. – Presidente

DynaResource, Inc. News Release (080823); Ocean Partners acquires 1M Shares of DynaResource, Inc. at $5 / Share.

Ocean Partners Designee to be appointed to the Board of Directors of DynaResource, Inc.

Extension of Commercial Offtake Agreement with Ocean Partners / MK through December 31, 2026.

Increase of Advance Credit Line by Ocean Partners / MK to $17.5M USD.

Convertible into a Revolving Credit Line available to DynaMéxico of $10M USD.